PIONEER LOGO



Pioneer
Capital Growth
Fund

ANNUAL REPORT 10/31/98

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    7
Schedule of Investments                           10
Financial Statements                              18
Notes to Financial Statements                     25
Report of Independent Public Accountants          30
Results of Shareowner Meeting                     31
Trustees, Officers and Service Providers          32
A Salute to Pioneer Fund                          33
Programs and Services for Pioneer Shareowners     34
Retirement Plans from Pioneer                     36
The Pioneer Family of Mutual Funds                37

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 10/31/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

The end of October marked the close of Pioneer Capital Growth Fund's eighth fiscal year. I appreciate this opportunity to comment on the challenges and progress of a fast-paced period that investors will not soon forget.

The past 12 months were volatile for financial markets in the United States and around the globe. Volatility is, and always will be, part of investing. But we think it is important to point out that the current fluctuations in stock prices are relatively normal, compared to historical market movements. Short-term memory to the contrary, it is the extraordinary rise of stock prices in recent years that are aberrations, no matter how enjoyable.

But patience and discipline can help mitigate volatility. Pioneer Capital Growth Fund offers just one example. Since its inception in 1990, your Fund has offered investors solid performance by focusing on value. In the long term, this has proved successful - even so, in some individual years, such as this one, performance has been disappointing. As we move ahead, the Fund's portfolio management team will be working hard to improve performance, but you should be prepared for the inevitable ups and downs that are part of stock investing.

I encourage you to read the pages that follow, including the Portfolio Management Discussion with J. Rodman Wright, your Fund's portfolio manager, where he discusses how your Fund performed during the past year. We hope you find the report informative. If you have any questions about the Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,




/s/ John F. Coogan, Jr.
----------------------------
John F. Cogan, Jr.,
Chairman and President

Pioneer Capital Growth Fund

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PORTFOLIO SUMMARY 10/31/98
--------------------------------------------------------------------------------

P o r t f o l i o  D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

U.S. Common Stocks                            91%
Short-Term Cash Equivalents                    6%
International Common Stocks                    2%
Depositary Receipts for International Stocks   1%

S e c t o r  D i s t r i b u t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

Technology              16%
Other                   14%
Financial               12%
Consumer Cyclicals      11%
Consumer Staples        10%
Capital Goods            9%
Communication Services   8%
Basic Materials          7%
Utilities                7%
Energy                   6%

1 0  La r g e s t  H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

  1. NCR Corp.                  3.16%     6. Viacom, Inc. (Class B)     2.44%
                                             (Non-voting)
  2. McDonald's Corp.           2.82      7.  Union Pacific Corp.       2.33
  3. Frontier Corp.             2.67      8.  Conseco, Inc.             2.14
  4. Hasbro, Inc.               2.62      9.  Imation Corp.             2.14
  5. 20th Century Industries    2.47     10.  Eastman Kodak Co.         2.11


 Fund holdings will vary for other periods.

Pioneer Capital Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                                       CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/98       10/31/97
                            $ 19.02        $ 23.23

 Distributions per Share    Income         Short-Term          Long-Term
 (10/31/97 - 10/31/98)      Dividends      Capital Gains       Capital Gains
                            $  0.104       $  0.617            $ 1.628


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.





 Average Annual Total Returns
 (As of October 31, 1998)

                Net Asset     Public Offering
 Period           Value            Price*
 Life-of-Fund    14.23%            13.41%
 (7/25/90)
 5 Years         12.46             11.13
 1 Year          -8.74            -13.99

* Reflects deduction of the maximum
  5.75% sales charge at the beginning
  of the period and assumes reinvestment
  of distributions at net asset value.

Pioneer Capital Growth Fund*

Standard & Poor's 500 Index

CLASS A SHARES

"7/90"  9425    10000
"10/90" 6732    8597
        9470    10794
"10/91" 10395   11477
        12315   12311
"10/92" 11526   12616
        14341   13446
"10/93" 15743   14494
        16752   14162
"10/94" 18738   15055
        20575   16628
"10/95" 22348   19023
        26375   21639
"10/96" 25292   23593
        26832   27073
"10/97" 31026   31168
        35328   38170
"10/98" 28316   38018

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                                       CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/98       10/31/97
                            $ 18.52        $ 22.73

 Distributions per Share    Income         Short-Term          Long-Term
 (10/31/97 - 10/31/98)      Dividends      Capital Gains       Capital Gains
                                -          $  0.617            $ 1.628


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.

 Average Annual Total Returns
 (As of October 31, 1998)

                   If          If
 Period           Held      Redeemed*
 Life-of-Fund    12.10%       11.81%
 (4/4/94)
 1 Year          -9.42       -12.67

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the
  period and assumes reinvestment
  of distributions. The maximum CDSC
  of 4% declines over six years.

Pioneer Capital Growth Fund*

Standard & Poor's 500 Index

CLASS B SHARES

"4/94"  10000   10000
        10321   10273
        10489   10521
"10/94" 11513   10921
        11396   10956
        12589   12062
        13789   13259
"10/95" 13633   13800
        14640   15181
        16019   15697
        14726   15443
"10/96" 15306   17115
        16635   19176
        16168   19639
        18791   23490
"10/97" 18627   22610
        18477   24332
        21137   27689
        19114   28014
"10/98" 16673   27579





The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                                       CLASS C SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/98       10/31/97
                            $ 18.49        $ 22.69

 Distributions per Share    Income         Short-Term          Long-Term
 (10/31/97 - 10/31/98)      Dividends      Capital Gains       Capital Gains
                                -          $  0.617            $ 1.628


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.


  Average Annual Total Returns
  (As of October 31, 1998)

                     If         If
   Period           Held     Redeemed*
   Life-of-Fund    5.31%      5.31%
   (1/31/96)
   1 Year         -9.38      -9.38


* Assumes reinvestment of distributions.
  The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

Pioneer Capital Growth Fund*

Standard & Poor's 500 Index

CLASS C SHARES

"1/96"  10000   10000
"4/96"  10931   10340
        10053   10172
"10/96" 10449   11274
        11359   12632
"4/97"  11045   12937
        12833   15473
"10/97" 12721   14894
        12619   16028
"4/98"  14433   18240
        13055   18454
"10/98" 11527   18167


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/98                                       CLASS Y SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/98       7/2/98
                            $ 19.06        $ 23.00

 Distributions per Share    Income         Short-Term          Long-Term
 (7/2/98 - 10/31/98)        Dividends      Capital Gains       Capital Gains
                                -               -                    -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.

  Cumulative Total Returns
  (As of October 31, 1998)

                    If            If
   Period          Held        Redeemed
   Life-of-Fund    -17.13%      -17.13%
   (7/2/98)



* Assumes reinvestment of distributions.

Pioneer Capital Growth Fund*

Standard & Poor's 500 Index

CLASS Y SHARES

"7/2/98"        10000   10000
"7/31/98"       9352    9775
"8/98"          7739    8350
"9/98"          7796    8909
"10/98"         8287    9624


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/98
--------------------------------------------------------------------------------

Pioneer Capital Growth Fund's fiscal year ended on October 31, 1998. The following discussion with Rod Wright provides a detailed account of the investment environment and the strategies that affected your Fund's performance during the year. An investment professional for more than 10 years, Mr. Wright oversees the team responsible for the Fund's daily management.


Q: How did the Fund perform?

A: We were disappointed in the Fund's performance. Gains from large-company stocks were offset by declines in mid-sized, and especially small company, holdings. In addition, market conditions did not favor our value investment style.

   For the 12 months through October, the Fund's Class A Shares generated a total return of -8.74% based on net asset value. Over the same period, the Standard & Poor's 500 Index, a benchmark of large company performance, gained 21.98%. The Standard & Poor's MidCap 400 Index returned 6.71%. Small companies, by comparison, posted an -11.84% return, as represented by the Russell 2000 Index.

Q: What were the major market themes during the past year?

A: In 1998 we again saw a flight to the familiar. Currency and economic problems in Asia and Russia, coupled with increased market volatility worldwide, led investors to gravitate toward the largest and most well-known U.S. companies. Blue chip stocks were particularly popular, and really drove Index performance. For example, over the last 10 months, the average return of the 30 largest stocks in the Standard & Poor's 500 Index was 38.7%, more than 16 percentage points higher than the return for the Index overall.


Q: What specific sectors or stocks affected Fund performance?

A: The Fund's small, value-oriented holdings suffered, especially companies with exposure to Asia. We sold Reebok and Belden, a manufacturer of cable for electrical applications, because of their vulnerability to downturns overseas. Oil-related stocks like Atlantic Richfield and

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/98                             (continued)
--------------------------------------------------------------------------------

   Union Pacific Resources hurt performance when energy prices dropped significantly throughout the year.

   On a more positive note, just like the overall stock market, the largest stocks in the portfolio performed best. Examples include mid-sized NCR Corp. and The Learning Company, a developer of educational software programs - two technology companies that benefited from the ever-increasing demand for faster applications. Kodak, Viacom and McDonald's - all names very familiar to shareowners - also fall into this category and were positive contributors to Fund performance.


Q: What types of companies do you prefer?

A: We use a value style for Pioneer Capital Growth Fund. We like to find unique opportunities in enterprises that do not have a large Wall Street following. This means that they typically are out of favor and are selling at relatively low prices but have solid cash flows and strong management.

   We also seek a catalyst to unlock a company's potential value. Examples of a positive catalyst include management changes, asset sales or acquisitions, new products and capital structure changes. We look at, and select, companies of all sizes.


Q: What are some recent changes to the portfolio?

A: The portfolio is leaner than one year ago. We reduced the number of holdings to 93 stocks, down from 123 this time last year. We improved the portfolio, which we think is particularly prudent in an uncertain economic environment. We sold stocks that were not meeting expectations and replaced them with, or increased the commitment to, stocks of companies with better balance sheets, stronger managements and solid product lines. We found many of these opportunities in larger companies. As a result, the portfolio's median market capitalization increased to $1.5 billion. Going forward, these changes should also help us more quickly adjust the Fund's holdings when we see opportunities.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: A portion of the Fund is invested in international stocks. What do you look for when selecting companies that are based abroad?

A: We apply the same criteria and analysis to our international holdings that we do to U.S.-based companies. Although the Fund is allowed to invest globally, we don't invest in a company just because it's based overseas. In fact, we rarely find the need to invest internationally, and only about 4% of the portfolio currently is invested in companies based outside the United States. The portfolio's largest international holding is Alcatel Alsthom, a telecommunications equipment company based in France. It was hurt by exposure to Asia and Russia, but we have confidence in its strong management and competitive position in a growing industry.


Q: What is your outlook for the next six months?

A: We are cautiously optimistic. The U.S. economic picture remains relatively strong, and interest rates remain low. These are both positive factors for companies and, therefore, the stock market.

   We think the overall quality of the companies in the Fund will increase, even as we concentrate on value stocks. To us, the valuations of mid-cap companies now are more attractive than larger companies, and so we expect to focus our attention in this area. Mid-sized companies (generally between $1 billion and $7 billion in size) are typically stronger, better managed and more liquid than smaller companies. Even so, they sell at significant discounts to larger firms. While it may take others some time to see the value we recognize today, we believe we will ultimately be rewarded for our patience.

   I would like to thank all of the Fund's shareowners for their support in what was a difficult year. Our expectations are high for 1999, and we remain committed to helping you achieve your goals.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98
--------------------------------------------------------------------------------


Shares                                                       Value
              COMMON STOCKS - 94.6%
              Basic Materials - 7.4%
              Chemicals - 1.5%
1,325,000     The Geon Co.+                           $ 28,735,938
                                                      ------------
              Chemicals (Specialty) - 2.1%
2,108,300     Agrium, Inc.                            $ 22,137,150
  990,000     Borden Chemicals & Plastics, L.P.          3,836,250
1,266,700     Wellman Inc.                              15,912,919
                                                      ------------
                                                      $ 41,886,319
                                                      ------------
              Gold & Precious Metals Mining - 0.4%
  350,000     Barrick Gold Corp.                      $  7,481,250
                                                      ------------
              Metals Mining - 0.6%
  800,000     Usec Inc.*                              $ 11,700,000
                                                      ------------
              Paper & Forest Products - 2.8%
  700,000     Bowater, Inc.                           $ 28,568,750
1,480,900     Louisiana-Pacific Corp.                   26,285,975
                                                      ------------
                                                      $ 54,854,725
                                                      ------------
              Total Basic Materials                   $144,658,232
                                                      ------------
              Capital Goods - 9.2%
              Electrical Equipment - 1.5%
1,018,600     CommScope, Inc.*                        $ 14,196,738
1,000,000     Vishay Intertechnology, Inc.*             15,125,000
                                                      ------------
                                                      $ 29,321,738
                                                      ------------
              Engineering & Construction - 1.3%
2,475,000     Morrison Knudsen Corp.*                 $ 24,595,313
                                                      ------------
              Manufacturing (Diversified) - 1.3%
  400,000     Corning, Inc.                           $ 14,525,000
  300,000     Kaydon Corp.                              10,537,500
                                                      ------------
                                                      $ 25,062,500
                                                      ------------

10 The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                               Value
              Metal Fabricators - 2.8%
  490,000     Avondale Industries, Inc.*                      $ 12,770,625
  850,000     Brush Wellman, Inc.+                              14,450,000
  769,300     Sealed Air Corp.*                                 27,262,069
                                                              ------------
                                                              $ 54,482,694
                                                              ------------
              Office Equipment & Supplies - 0.5%
  950,000     Moore Corporation Ltd.                          $ 10,746,875
                                                              ------------
              Waste Management - 1.8%
  761,250     Waste Management, Inc.                          $ 34,351,407
                                                              ------------
              Total Capital Goods                             $178,560,527
                                                              ------------
              Communication Services - 8.1%
              Telecommunications (Long Distance) - 1.3%
  325,000     Sprint Corp.                                    $ 24,943,750
                                                              ------------
              Telephone - 6.8%
  325,000     Bell Atlantic Corp.                             $ 17,265,625
1,605,159     Citizens Utilities Co. (Class B)*                 14,446,431
1,635,000     Frontier Corp.                                    49,152,188
  425,000     GTE Corp.                                         24,942,188
  675,000     Telephone and Data Systems, Inc.                  26,915,625
                                                              ------------
                                                              $132,722,057
                                                              ------------
              Total Communication Services                    $157,665,807
                                                              ------------
              Consumer Cyclicals - 11.3%
              Auto Parts & Equipment - 1.2%
  675,000     ITT Industries, Inc.                            $ 24,131,250
                                                              ------------
              Consumer (Jewelry, Novelties & Gifts) - 0.8%
  700,000     Jostens, Inc.                                   $ 15,793,750
                                                              ------------
              Household Furniture & Appliances - 1.3%
  442,500     Harman International Industries, Inc.           $ 17,893,594
  876,000     Helig-Meyers Co.                                   6,734,250
                                                              ------------
                                                              $ 24,627,844
                                                              ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98                                     (continued)
--------------------------------------------------------------------------------


Shares                                                           Value
              Leisure Time (Products) - 2.9%
  856,000     Arctic Cat Inc.                             $  7,918,000
1,375,000     Hasbro, Inc.                                  48,210,938
                                                          ------------
                                                          $ 56,128,938
                                                          ------------
              Publishing - 0.5%
  803,800     PRIMEDIA, Inc.*                             $  8,691,088
                                                          ------------
              Retail (Specialty) - 2.7%
  735,000     Cole National Corp.*                        $ 15,251,250
1,600,000     Pep Boys - Manny, Moe & Jack                  25,000,000
1,381,000     Venator Group Inc.*                           11,652,188
                                                          ------------
                                                          $ 51,903,438
                                                          ------------
              Textiles (Apparel) - 1.7%
1,386,700     Justin Industries+                          $ 20,107,150
1,493,500     The Stride Rite Corp.                         13,628,188
                                                          ------------
                                                          $ 33,735,338
                                                          ------------
              Textiles (Home Furnishings) - 0.2%
1,132,200     Worldtex, Inc.*+                            $  4,811,850
                                                          ------------
              Total Consumer Cyclicals                    $219,823,496
                                                          ------------
              Consumer Staples - 10.3%
              Foods - 1.6%
1,339,800     Tyson Foods, Inc.                           $ 30,815,400
                                                          ------------
              Entertainment - 2.3%
  750,000     Viacom, Inc. (Class B) (Non-voting)*        $ 44,906,250
                                                          ------------
              Household Products (Non-Durables) - 0.3%
  880,000     The Rival Co.+                              $  6,105,000
                                                          ------------
              Restaurants - 3.2%
1,225,000     Lone Star Steakhouse & Saloon, Inc.*        $  9,800,000
  775,000     McDonald's Corp.                              51,828,125
                                                          ------------
                                                          $ 61,628,125
                                                          ------------

12 The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                              Value
              Retail Stores (Food Chains) - 1.9%
  450,000     American Stores Co.                            $ 14,653,125
  731,000     The Great Atlantic & Pacific Tea Co., Inc.       17,178,500
  131,400     Winn-Dixie Stores, Inc.                           4,380,364
                                                             ------------
                                                             $ 36,211,989
                                                             ------------
              Specialty Printing - 1.0%
1,400,000     John H. Harland Co.                            $ 20,300,000
                                                             ------------
              Total Consumer Staples                         $199,966,764
                                                             ------------
              Energy - 5.6%
              Oil & Gas (Drilling & Equipment) - 0.7%
  350,000     Smith International Inc.*                      $ 12,578,125
                                                             ------------
              Oil & Gas (Exploration/Production) - 2.5%
  350,000     Apache Corp.                                   $  9,909,375
  397,600     Burlington Resources Inc.                        16,376,150
  850,000     Seagull Energy Corp.*                            10,146,875
  900,000     Union Pacific Resources Group, Inc.              11,700,000
                                                             ------------
                                                             $ 48,132,400
                                                             ------------
              Oil (Domestic Integrated) - 1.8%
  515,000     Atlantic Richfield Co.                         $ 35,470,625
                                                             ------------
              Oil (International Integrated)- 0.6%
  497,000     Conoco Inc.*                                   $ 12,362,875
                                                             ------------
              Total Energy                                   $108,544,025
                                                             ------------
              Financial - 12.4%
              Consumer Finance - 0.9%
  450,000     SLM Holdings Corp.                             $ 18,028,125
                                                             ------------
              Financial (Diversified) - 1.1%
  425,000     Equitable Companies, Inc.                      $ 20,825,000
                                                             ------------
              Insurance (Life/Health) - 2.0%
1,135,000     Conseco, Inc.                                  $ 39,370,313
                                                             ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98                                     (continued)
--------------------------------------------------------------------------------


Shares                                                                Value
              Insurance (Property/Casualty) - 5.4%
  425,000     Allmerica Financial Corp.                        $ 21,250,000
  450,000     Financial Security Assurance Holdings Ltd.         22,415,625
  660,000     Gryphon Holdings, Inc.*+                           11,137,500
  214,400     HCC Insurance Holdings Inc.                         3,845,800
1,850,000     20th Century Industries                            45,440,625
                                                               ------------
                                                               $104,089,550
                                                               ------------
              Investment Management - 1.1%
  850,000     United Asset Management Corp.                    $ 20,612,500
                                                               ------------
              Savings & Loan Companies - 1.9%
  475,000     Charter One Financial Inc.                       $ 13,032,813
  650,000     Washington Mutual, Inc.                            24,334,375
                                                               ------------
                                                               $ 37,367,188
                                                               ------------
              Total Financial                                  $240,292,676
                                                               ------------
              Healthcare - 5.0%
              Healthcare (Diversified) - 0.3%
  742,800     IVAX Corp.*                                      $  7,056,600
                                                               ------------
              Healthcare (Hospital Management) - 1.9%
1,800,000     Columbia/HCA Healthcare Corp.                    $ 37,800,000
                                                               ------------
              Healthcare (Long-Term Care) - 1.0%
1,085,000     Integrated Health Services, Inc.                 $ 17,563,438
                                                               ------------
              Healthcare (Managed Care) - 1.0%
1,000,000     Humana Inc.*                                     $ 18,937,500
                                                               ------------
              Healthcare (Medical Products/Supplies) - 0.8%
  349,800     Beckman Coulter, Inc.                            $ 16,440,600
                                                               ------------
              Total Healthcare                                 $ 97,798,138
                                                               ------------

14 The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                             Value
              Technology - 16.2%
              Communications Equipment - 2.3%
1,250,000     Alcatel Alsthom (A.D.R.)                       $27,500,000
1,000,000     Andrew Corp.*                                   16,375,000
                                                             -----------
                                                             $43,875,000
                                                             -----------
              Computer (Hardware) - 3.0%
1,725,000     NCR Corp.*                                     $58,003,125
                                                             -----------
              Computer (Networking) - 0.8%
  300,000     Ascend Communications Inc.*                    $14,475,000
                                                             -----------
              Computer (Peripherals) - 0.8%
  600,000     Seagate Technology, Inc.*                      $15,825,000
                                                             -----------
              Computer (Software & Services) - 1.0%
  800,000     The Learning Company*                          $20,650,000
                                                             -----------
              Electronics (Defense) - 0.4%
  645,000     Whittaker Corp.*+                              $ 8,586,563
                                                             -----------
              Electronics (Component Distributors) - 1.5%
  300,000     Adaptec Inc.*                                  $ 4,856,250
  875,000     Marshall Industries*+                           25,156,250
                                                             -----------
                                                             $30,012,500
                                                             -----------
              Equipment (Semiconductor) - 0.5%
   61,900     Altera Corp.*                                  $ 2,576,583
  300,000     Analog Devices Inc.*                             5,962,500
                                                             -----------
                                                             $ 8,539,083
                                                             -----------
              Services (Data Processing) - 1.9%
1,357,200     First Data Corp.                               $35,965,800
                                                             -----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/98                                  (continued)
--------------------------------------------------------------------------------


Shares                                                    Value
              Photography/Imaging - 4.0%
  500,000     Eastman Kodak Co.                  $   38,750,000
2,225,000     Imation Corp.*+                        39,354,684
                                                 --------------
                                                 $   78,104,684
                                                 --------------
              Total Technology                   $  314,036,755
                                                 --------------
              Transportation - 2.2%
              Railroads -  2.2%
  900,000     Union Pacific Corp.                    42,862,500
                                                 --------------
              Total Transportation               $   42,862,500
                                                 --------------
              Utilities -  6.9%
              Electric Companies - 5.9%
  329,800     Allegheny Energy Inc.              $   10,141,350
  300,000     Baltimore Gas and Electric Co.          9,412,500
  576,000     BEC Energy                             22,860,000
  475,000     Dominion Resources, Inc.               21,939,061
  441,300     DTE Energy Co.                         18,810,413
  623,800     Edison International                   16,452,726
  375,000     Public Services Enterprises            14,250,000
                                                 --------------
                                                 $  113,866,050
                                                 --------------
              Natural Gas- 1.0%
  350,000     Keyspan Energy Corp.               $   10,456,250
  300,000     Sonat, Inc.                             9,093,750
                                                 --------------
                                                 $   19,550,000
                                                 --------------
              Total Utilities                    $  133,416,050
                                                 --------------
              Total Common Stocks
              (Cost $1,801,232,350)              $1,837,624,970
                                                 --------------


16 The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
    Amount                                                                Value
              TEMPORARY CASH INVESTMENTS - 5.4%
              Commercial Paper - 5.4%
$28,186,000   American Express Credit Corp., 5.12%, 11/02/98     $   28,186,000
 20,297,000   Chevron Oil Finance Co., 5.40%, 11/6/98                20,297,000
 10,000,000   Citigroup Inc., 5.50%, 11/03/98                        10,000,000
 19,959,000   Ford Motor Credit Co., 5.25%, 11/05/98                 19,959,000
  9,343,000   General Electric Credit Corp., 5.18%, 11/03/98          9,343,000
 17,018,000   Prudential Funding Inc., 5.15%, 11/04/98               17,018,000
                                                                 --------------
              TOTAL TEMPORARY CASH INVESTMENTS
              (Cost $104,803,000)                                $  104,803,000
                                                                 --------------
              TOTAL INVESTMENT IN SECURITIES - 100%
              (Cost $1,906,035,350)(a)                           $1,942,427,970
                                                                 ==============

 * Non-income producing security.


 + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.


(a) At October 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $1,908,679,428 was as follows:



    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $215,536,058
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     (181,787,516)
                                                                    ------------
    Net unrealized gain                                             $ 33,748,542
                                                                    ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1998 aggregated $1,357,614,769 and $1,629,410,999, respectively.


The accompanying notes are an integral part of these financial statements.   17

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
BALANCE SHEET 10/31/98
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $104,803,000)(cost $1,906,035,350)             $ 1,942,427,970
  Cash                                                                        491
  Receivables -
   Investment securities sold                                          11,793,016
   Fund shares sold                                                     1,639,179
   Dividends and interest                                               1,285,984
  Other                                                                     5,357
                                                                  ---------------
    Total assets                                                  $ 1,957,151,997
                                                                  ---------------
LIABILITIES:
  Payables -
   Investment securities purchased                                $    14,779,643
   Fund shares repurchased                                              3,477,771
  Due to affiliates                                                     2,211,977
  Accrued expenses                                                        253,678
                                                                  ---------------
    Total liabilities                                             $    20,723,069
                                                                  ---------------
NET ASSETS:
  Paid-in capital                                                 $ 1,809,596,509
  Accumulated undistributed net investment income                       2,528,415
  Accumulated undistributed net realized gain on investments           87,911,384
  Net unrealized gain on investments                                   36,392,620
                                                                  ---------------
    Total net assets                                              $ 1,936,428,928
                                                                  ===============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,308,334,534/68,772,409 shares)             $         19.02
                                                                  ===============
  Class B (based on $574,259,184/30,999,507 shares)               $         18.52
                                                                  ===============
  Class C (based on $49,842,455/2,695,960 shares)                 $         18.49
                                                                  ===============
  Class Y (based on $3,992,755/209,460 shares)                    $         19.06
                                                                  ===============
MAXIMUM OFFERING PRICE:
  Class A                                                         $         20.18
                                                                  ===============



18 The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 10/31/98


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $284,216)     $26,468,318
  Interest                                                    6,969,260
                                                            -----------
    Total investment income                                                $  33,437,578
                                                                           -------------
EXPENSES:
  Management fees                                           $13,455,298
  Transfer agent fees
   Class A                                                    3,183,140
   Class B                                                    1,561,151
   Class C                                                      132,539
   Class Y                                                           67
  Distribution fees
   Class A                                                    3,951,774
   Class B                                                    7,199,320
   Class C                                                      615,853
  Accounting                                                    550,551
  Custodian fees                                                170,446
  Registration fees                                             265,750
  Professional fees                                             100,285
  Printing                                                      179,400
  Fees and expenses of nonaffiliated trustees                    45,185
  Miscellaneous                                                 115,640
                                                            -----------
    Total expenses                                                         $  31,526,399
    Less fees paid indirectly                                                   (298,963)
                                                                           -------------
    Net expenses                                                           $  31,227,436
                                                                           -------------
    Net investment income                                                  $   2,210,142
                                                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments (including net realized
    loss of $1,916,040 from affiliated companies)                          $  88,383,725
  Change in net unrealized gain on investments                              (282,031,277)
                                                                           -------------
   Net loss on investments                                                 $(193,647,552)
                                                                           -------------
   Net decrease in net assets resulting from operations                    $(191,437,410)
                                                                           =============



The accompanying notes are an integral part of these financial statements.   19

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 10/31/98 and 10/31/97


                                                            Year Ended          Year Ended
FROM OPERATIONS:                                           10/31/98            10/31/97
Net investment income                                    $    2,210,142      $    9,267,366
Net realized gain on investments                             88,383,725         235,661,875
Change in net unrealized gain or loss on investments       (282,031,277)        203,007,226
                                                        ---------------     ---------------
  Net increase (decrease) in net assets resulting from
    operations                                           $ (191,437,410)     $  447,936,467
                                                        ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.10 and $0.06 per share, respectively)      $   (7,125,475)     $   (4,238,978)
  Class C ($0.00 and $0.04 per share, respectively)                  --             (64,617)
Net realized gain:
  Class A ($2.25 and $0.88 per share, respectively)        (154,430,807)        (58,684,558)
  Class B ($2.25 and $0.88 per share, respectively)         (73,633,217)        (27,212,132)
  Class C ($2.25 and $0.88 per share, respectively)          (6,091,331)         (1,392,090)
                                                        ---------------     ---------------
  Total distributions to shareholders                    $ (241,280,830)     $  (91,592,375)
                                                        ---------------     ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  479,028,328      $  765,729,787
Reinvestment of distributions                               209,303,525          79,547,895
Cost of shares repurchased                                 (716,309,430)       (720,497,724)
                                                        ---------------     ---------------
  Net increase (decrease) in net assets resulting from
    fund share transactions                              $  (27,977,577)     $  124,779,958
                                                        ---------------     ---------------
  Net increase (decrease) in net assets                  $ (460,695,817)     $  481,124,050
NET ASSETS:
Beginning of year                                         2,397,124,745       1,916,000,695
                                                        ---------------     ---------------
End of year (including accumulated undistributed net
  investment income of $2,528,415 and $7,387,854,
  respectively)                                          $1,936,428,928      $2,397,124,745
                                                        ===============     ===============


CLASS A                          '98 Shares        '98 Amount       '97 Shares        '97 Amount
Shares sold                         15,904,559    $  343,579,340       25,780,570    $549,681,572
Reinvestment of distributions        7,251,884       148,518,582        2,920,874      57,365,349
Less shares repurchased            (22,914,494)     (490,608,971)     (25,642,389)  (562,314,860)
                                   -----------    --------------      -----------   -------------
  Net increase                         241,949    $    1,488,951        3,059,055   $ 44,732,061
                                   ===========    ==============      ===========   =============
CLASS B
Shares sold                          5,151,319    $  109,379,552        8,593,655   $181,607,305
Reinvestment of distributions        2,889,094        58,013,010        1,116,304     21,600,490
Less shares repurchased             (9,828,979)     (202,913,967)      (7,093,350)  (149,421,822)
                                   -----------    --------------      -----------   -------------
  Net increase (decrease)           (1,788,566)   $  (35,521,405)       2,616,609   $ 53,785,973
                                   ===========    ==============      ===========   =============
CLASS C
Shares sold                            995,367    $   20,998,898        1,640,290   $ 34,440,910
Reinvestment of distributions          138,320         2,771,933           30,143        582,056
Less shares repurchased             (1,091,750)      (22,518,084)        (409,184)    (8,761,042)
                                   -----------    --------------      -----------   -------------
  Net increase                          41,937    $    1,252,747        1,261,249   $ 26,261,924
                                   ===========    ==============      ===========   =============
CLASS Y(a)
Shares sold                            223,052    $    5,070,538
Less shares repurchased                (13,592)         (268,408)
                                   -----------    --------------
  Net increase                         209,460    $    4,802,130
                                   ===========    ==============

(a) Class Y shares were first publicly offered July 2, 1998.

20 The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/98
--------------------------------------------------------------------------------

                                                                 Year Ended      Year Ended
                                                                  10/31/98        10/31/97
CLASS A
Net asset value, beginning of year                               $    23.23      $   19.85
                                                                 ----------      ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $     0.08      $     0.15
 Net realized and unrealized gain (loss) on investments              ( 1.94)           4.17
                                                                 ----------      ----------
   Net increase (decrease) from investment operations            $    (1.86)     $     4.32
Distributions to shareholders:
 Net investment income                                                (0.10)         ( 0.06)
 Net realized gain                                                    (2.25)         ( 0.88)
                                                                 ----------      ----------
Net increase (decrease) in net asset value                       $    (4.21)     $     3.38
                                                                 ----------      ----------
Net asset value, end of year                                     $    19.02      $    23.23
                                                                 ==========      ==========
Total return*                                                         (8.74)%         22.67%
Ratio of net expenses to average net assets                            1.08%+          1.00%+
Ratio of net investment income (loss) to average net assets            0.33%+          0.64%+
Portfolio turnover rate                                                  61%             63%
Net assets, end of year (in thousands)                           $1,308,335      $1,591,655
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          1.07%           0.98%
 Net investment income                                                 0.34%           0.66%

                                                                 Year Ended    Year Ended    Year Ended
                                                                  10/31/96      10/31/95      10/31/94
CLASS A
Net asset value, beginning of year                               $    19.42     $  17.26      $  16.17
                                                                 ----------     --------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $     0.08     $   0.08      $  (0.05)
 Net realized and unrealized gain (loss) on investments                2.31         3.03          2.80
                                                                 ----------     --------      --------
   Net increase (decrease) from investment operations            $    2.39      $   3.11      $   2.75
Distributions to shareholders:
 Net investment income                                                (0.09)           -             -
 Net realized gain                                                    (1.87)       (0.95)        (1.66)
                                                                 ----------     --------      --------
Net increase (decrease) in net asset value                       $     0.43      $  2.16      $   1.09
                                                                 ----------     --------      --------
Net asset value, end of year                                     $    19.85      $ 19.42      $  17.26
                                                                 ==========     ========      ========
Total return*                                                         13.12%       19.32%        19.03%
Ratio of net expenses to average net assets                            1.02%+       1.16%+        1.26%
Ratio of net investment income (loss) to average net assets            0.43%+       0.53%+      ( 0.44)%
Portfolio turnover rate                                                  37%          59%           47%
Net assets, end of year (in thousands)                           $1,299,611     $845,415      $405,904
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          1.00%        1.14%            -
 Net investment income                                                 0.45%        0.55%            -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+ Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    21

Pioneer Capital Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/98
--------------------------------------------------------------------------------

                                                            Year Ended     Year Ended
                                                             10/31/98       10/31/97
CLASS B
Net asset value, beginning of period                        $  22.73       $  19.53
                                                            --------       --------
Increase (decrease) from investment operations:
 Net investment loss                                        $  (0.10)      $  (0.02)
 Net realized and unrealized gain (loss) on investments        (1.86)          4.10
                                                            --------       --------
   Net increase (decrease) from investment operations       $  (1.96)      $   4.08
Distributions to shareholders:
 Net investment income                                             -              -
 Net realized gain                                             (2.25)         (0.88)
                                                            --------       --------
Net increase (decrease) in net asset value                  $  (4.21)      $   3.20
                                                            --------       --------
Net asset value, end of period                              $  18.52       $  22.73
                                                            ========       ========
Total return*                                                  (9.42)%        21.70%
Ratio of net expenses to average net assets                     1.85%+         1.76%+
Ratio of net investment loss to average net assets             (0.43)%+      (0.12)%+
Portfolio turnover rate                                           61%            63%
Net assets, end of period (in thousands)                    $574,259       $745,258
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.84%          1.75%
 Net investment loss                                           (0.42)%       (0.11)%



                                                            Year Ended     Year Ended       4/4/94 to
                                                             10/31/96       10/31/95        10/31/95
CLASS B
Net asset value, beginning of period                        $  19.20       $  17.20        $  14.94
                                                            --------       --------        --------
Increase (decrease) from investment operations:
 Net investment loss                                        $  (0.04)      $  (0.01)       $  (0.04)
 Net realized and unrealized gain (loss) on investments         2.26           2.96            2.30
                                                            --------       --------        --------
   Net increase (decrease) from investment operations       $   2.22       $   2.95        $   2.26
Distributions to shareholders:
 Net investment income                                         (0.02)             -               -
 Net realized gain                                             (1.87)         (0.95)              -
                                                            --------       --------        --------
Net increase (decrease) in net asset value                  $   0.33       $   2.00        $   2.26
                                                            --------       --------        --------
Net asset value, end of period                              $  19.53       $  19.20        $  17.20
                                                            ========       ========        ========
Total return*                                                  12.27%         18.42%          15.13%
Ratio of net expenses to average net assets                     1.79%+         1.93%+          2.04%**
Ratio of net investment loss to average net assets             (0.35)%+      (0.18)%+         (1.12)%**
Portfolio turnover rate                                           37%            59%             47%
Net assets, end of period (in thousands)                    $589,188       $311,672        $ 42,459
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.78%          1.88%              -
 Net investment loss                                           (0.34)%        (0.13)%             -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

 + Ratio assuming no reduction for fees paid indirectly.

22 The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/98
--------------------------------------------------------------------------------


                                                     Year             Year             1/31/96
                                                     Ended           Ended               to
                                                   10/31/98       10/31/97(a)         10/31/96
CLASS C
Net asset value, beginning of period              $  22.69         $  19.53         $  18.69
                                                  --------         --------         --------
Increase (decrease) from investment operations:
 Net investment loss                              $  (0.09)        $  (0.03)        $  (0.02)
 Net realized and unrealized gain (loss) on
   investments                                       (1.86)            4.11             0.86
                                                  --------         --------         --------
  Net increase (decrease) from investment
    operations                                    $  (1.95)        $   4.08         $   0.84
Distributions to shareholders:
 Net investment income                                   -            (0.04)               -
 Net realized gain                                   (2.25)           (0.88)               -
                                                  --------         --------         --------
Net increase (decrease) in net asset value        $  (4.20)        $   3.16         $   0.84
                                                  --------         --------         --------
Net asset value, end of period                    $  18.49         $  22.69         $  19.53
                                                  ========         ========         ========
Total return*                                        (9.38)%          21.74%            4.50%
Ratio of net expenses to average net assets           1.84%+           1.75%+           1.79%**+
Ratio of net investment loss to average net
  assets                                             (0.43)%+         (0.15)%+         (0.39)%**+
Portfolio turnover rate                                 61%              63%              37%
Net assets, end of period (in thousands)          $ 49,842         $ 60,211         $ 27,202
Ratios assuming reduction for fees paid
  indirectly:
 Net expenses                                         1.83%            1.73%            1.74%**
 Net investment loss                                 (0.42)%          (0.13)%          (0.34)**

 (a) The per share data presented above is based upon the average shares outstanding for the period presented.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 **  Annualized.

 +   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    23

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/98
--------------------------------------------------------------------------------


                                                             7/2/98 to
                                                              10/31/98
CLASS Y(a)
Net asset value, beginning of period                        $   23.00
                                                            ---------
Increase (decrease) from investment operations:
 Net investment income                                      $    0.04
 Net realized and unrealized loss on investments                (3.98)
                                                            ---------
Net decrease in net asset value                             $   (3.94)
                                                            ---------
Net asset value, end of period                              $   19.06
                                                            =========
Total return*                                                  (17.13)%
Ratio of net expenses to average net assets                      0.79%**+
Ratio of net investment income to average net assets             0.68%**+
Portfolio turnover rate                                            61%
Net assets, end of period (in thousands)                    $   3,993
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                    0.78%**
 Net investment income                                           0.69%**

 (a) Class Y shares were first publicly offered on July 2, 1998.
 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of the period.

**   Annualized

 +   Ratio assuming no reduction for fees paid indirectly

24 The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Capital Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers four classes of shares--Class A, Class B, Class C, and Class Y shares. Class Y shares were first publicly offered on July 2, 1998. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98                            (continued)
--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice first to select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $81,479 of class action settlements received by the Fund during the year ended October 31, 1998.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 1998, the Fund has reclassified $55,894 and $61 from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income and paid-in capital, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $91,013,177 as a capital gain dividend for the purposes of the dividend paid deduction.


C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect wholly owned subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $878,261 in underwriting commissions on the sale of fund shares during the year ended October 31, 1998.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A, Class B, Class C, and Class Y shares bear different transfer agent and distribution fees.


2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Effective May 1, 1998, PIM receives a basic fee that is calculated at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million, and 0.625% of the excess over $1 billion. Effective May 1, 1999, the basic fee will be subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Lipper Growth Funds Index.

Prior to May 1, 1998, management fees were calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion. For the year ended October 31, 1998, the management fee was equivalent to an annualized rate of 0.57% of average daily net assets.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1998, $1,047,902 was payable to PIM related to management fees and certain other services.

Pioneer Capital Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/98                            (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $402,091 in transfer agent fees payable to PSC at October 31, 1998.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each Class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $761,984 in distribution fees payable to PFD at October 31, 1998.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.0% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.0%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 1998, CDSCs in the amount of $2,102,846 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1998, the Fund's expenses were reduced by $298,963 under such arrangements.


6. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended October 31,1998, the fund had no borrowings under this agreement.


7. Affiliated Companies

The Fund may invest in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1998:






                                                           Dividend
Affiliates                   Purchases        Sales         Income         Value
------------------------------------------------------------------------------------
  Brush Wellman, Inc.      $   480,750   $   824,036    $  412,740    $ 14,450,000
  Gryphon Holdings, Inc.             -             -             -      11,137,500
  Imation Corp.             11,015,218             -             -      39,354,688
  Justin Industries                  -     3,855,170       309,485      20,107,150
  Marshall Industries        5,867,293             -             -      25,156,250
  The Geon Co.               7,640,411     3,417,005       658,450      28,735,938
  The Rival Co.                 51,500       222,343       240,010       6,105,000
  Whittaker Corp.                    -     2,247,101             -       8,586,563
  Worldtex, Inc.                     -     1,692,374             -       4,811,850
                           -----------   -----------    ----------    ------------
                           $25,055,172   $12,258,029    $1,620,685    $158,444,939
                           ===========   ===========    ==========    ============

Pioneer Capital Growth Fund

---------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
---------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Capital Growth Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Capital Growth Fund as of October 31, 1998, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Capital Growth Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP



Boston, Massachusetts
December 4, 1998

Pioneer Capital Growth Fund

---------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
---------------------------------------------------------------------------

On June 18, 1998, Pioneer Capital Growth Fund held a special meeting of shareowners. The following proposal was passed by shareowner vote. Following are the detailed results of the vote.

Proposal 3 - Allow the Fund to be reorganized as a separate Delaware business trust.

  Affirmative             Against              Abstain
57,668,751.772        2,966,986.772        5,202,039.300

Pioneer Capital Growth Fund

---------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
---------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  J. Rodman Wright, Vice President
John W. Kendrick                      John A. Boynton, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
A SALUTE TO PIONEER FUND
--------------------------------------------------------------------------------


                              [HAPPY 70TH BIRTHDAY
                               PIONEER FUND LOGO]


This year, 1998, marks a special anniversary for the Pioneer family of mutual funds and an important milestone for the entire mutual fund industry. In the mid 1920s, a group of forward thinking financial professionals started the first "open-end" investment companies, known today as mutual funds. They provided a way for small investors to benefit from professional financial management.

In 1928, Pioneer Fund became the fourth mutual fund created.

Since then, Pioneer Fund has gone to work for its shareowners every day for 70 years. Through 15 bear markets, 16 bull markets and even the Great Depression, Pioneer Fund has stayed true to an investment ethic that relies on the rewards of hard work.

Rather than follow trends, the financial professionals at Pioneer roll-up their sleeves and research. We look for value in an investment: companies that might not be the current rage on Wall Street, but that we believe have the business smarts on Main Street to keep their earnings strong. The Fund's investment objective continues to be growth and income.

For 70 years, Pioneer Fund has made investments based on experience, our own investment ethic, and the needs of our shareowners.

Every day, the financial professionals at Pioneer Fund come to work, aware of the job at hand. We know shareowners are investing their hard-earned money to provide for the future.

In 1928 there were four mutual funds. Today there are 11,000. Only one can tell the Pioneer Fund story.




For the complete Pioneer Fund story call your investment professional, or Pioneer at 1-800-225-6292, for a prospectus. Please read it carefully before you invest or send money. Class B and C Shares have been available since 7/1/96. Past performance does not guarantee future results.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividend

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)

IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small-business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans

401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.






Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                                Income Funds
United States                               Taxable
Pioneer Capital Growth Fund                 Pioneer America Income Trust
Pioneer Growth Shares                       Pioneer Bond Fund
Pioneer Micro-Cap Fund                      Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund
Pioneer Small Company Fund
                                            Tax-Free
                                            Pioneer Intermediate Tax-Free Fund
International/Global                        Pioneer Tax-Free Income Fund
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares                         Money Market Fund
Pioneer Indo-Asia Fund                      Pioneer Cash Reserves Fund
Pioneer International Growth Fund
Pioneer World Equity Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com





This report must be preceded or accompanied by a current Fund prospectus.

[PIONEER LOGO]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

1298-5778
(C) Pioneer Funds Distributor, Inc.
[Recycle Logo] Printed on Recycled Paper